SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of Report:  December 12, 1997
    Date of earliest event reported:  December 12, 1997


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)

          1-2918                                           61-0122250
(Commission File Number)                                (I.R.S. Employer
                                                        Identification No.)


1000 Ashland Drive, Russell, Kentucky                          41169
(Address of principal executive offices)                     (Zip Code)


P.O. Box 391, Ashland, Kentucky                                41114
        (Mailing Address)                                    (Zip Code)


    Registrant's telephone number, including area code (606) 329-3333

    Item 5.  Other Events

         On December 12, 1997, the Registrant issued a press release announcing definitive agreements had been signed on December 12, 1997 that will formally create Marathon Ashland Petroleum LLC. Marathon has a 62 percent interest and Ashland a 38 percent interest in the new company which is expected to commence operations on January 1, 1998.
         Plans to purse the joint venture were first announced last May 15 when a letter of intent to seek a combination of the major elements of the two firms' downstream operations was signed. The Federal Trade Commission has advised both companies that it has completed the antitrust review of their refining and marketing joint venture and will permit the transaction to proceed.
         The foregoing summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto.

    Item 7.  Financial Statements and Exhibits
         (c)  Exhibits
              99      Press Release

                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 ASHLAND INC.
                                        ----------------------------------
                                                 (Registrant)



    Date:  December 12, 1997            /s/  Thomas L. Feazell
                                     ----------------------------------
                                     Name:     Thomas L. Feazell
                                     Title:    Senior Vice President, General
                                               Counsel and Secretary

                               Exhibit Index

  Exhibit No.
  -----------

     99                   Press Release of Ashland Inc. dated December 12, 1997


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